This is filed pursuant to Rule 497(e).

AllianceBernstein Institutional Reserves, Inc.
(File Nos. 33-34001 and 811-6068)

[LOGO]

                   ALLIANCEBERNSTEIN INSTITUTIONAL RESERVES, INC.
                                           - Trust Portfolio

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c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672

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               STATEMENT OF ADDITIONAL INFORMATION
                  (as amended November 18, 2003)

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     This Statement of Additional Information ("SAI") is not a
prospectus and should be read in conjunction with the prospectus, dated September 2, 2003, of AllianceBernstein Institutional Reserves, Inc. (the "Fund") that describes shares of the Trust Portfolio (the "Trust Portfolio") of the Fund (the "Prospectus"). Financial statements for the Trust Portfolio for the year ended April 30, 2003 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. A copy of the Prospectus and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page
                                                             ----

The Fund
Investment Objective and Policies
Investment Restrictions
Management
Purchase and Redemption of Shares
Daily Dividends-Determination of Net Asset Value
Taxes
General Information
Financial Statements and Report of Independent Auditors
Appendix A - Commercial Paper and Bond Ratings                A-1

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(SM): This service mark is used under license from the owner.

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                             THE FUND

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     AllianceBernstein Institutional Reserves, Inc. (the "Fund")
is an open-end investment company. The Trust Portfolio, which is diversified, is described in the Prospectus that is supplemented by this SAI. Six additional Portfolios of the Fund, the Prime Portfolio, the Government Portfolio, the Treasury Portfolio, the Tax-Free Portfolio, the California Tax-Free Portfolio, and the New York Tax-Free Portfolio are described in a separate prospectus and statement of additional information. The Fund changed its name from ACM Institutional Reserves, Inc. to Alliance Institutional Reserves, Inc. effective June 29, 1998 and from Alliance Institutional Reserves, Inc. to AllianceBernstein Institutional Reserves, Inc. effective August 27, 2003.

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                INVESTMENT OBJECTIVES AND POLICIES

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     The Trust Portfolio's investment objectives are -- in the
following order of priority -- safety of principal, excellent liquidity, and maximum current income to the extent consistent with the first two objectives. As a matter of fundamental policy, the Trust Portfolio pursues its objectives by maintaining a portfolio of high-quality U.S.- dollar denominated money market securities, all of which, at the time of investment, have remaining maturities of 397 days or less. As is true with all investment companies, there can be no assurance that the Trust Portfolio's objectives will be achieved.

     The Trust Portfolio will comply with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), as amended from time to time, including the diversification, quality and maturity conditions imposed by the Rule. To the extent that the Trust Portfolio's limitations are more permissive than Rule 2a-7, the Trust Portfolio will comply with the more restrictive provisions of the Rule.

     Currently, pursuant to Rule 2a-7, the Trust Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Trust Portfolio's adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser") to present minimal credit risks pursuant to procedures approved by the Board of Directors. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Board of Directors. A description of the ratings of some NRSROs appears in Appendix A attached hereto. Securities in which the Trust Portfolio may invest may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSRO.

     Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7 the Trust Portfolio may not invest more than five percent of its assets in the first tier securities of any one issuer other than the United States Government, its agencies and instrumentalities. In addition, the Trust Portfolio may not invest in a second tier security if immediately after the acquisition thereof the Trust Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.

     The Trust Portfolio's investments may include the following, diversified by maturities and issuers:

     1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Bank, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

     2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loans associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     3. Commercial paper, including funding agreements and variable amount master demand notes, of prime quality (rated A-1+ or A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by domestic and foreign companies which have an outstanding debt issued rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's). For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Additional Investment Policies" below.

     4. Repurchase agreements pertaining to the above securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the counterparty at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with the Fund's custodian. For each repurchase agreement, the Trust Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a vendor defaulted on its repurchase obligation, the Trust Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Trust Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Repurchase agreements not terminable within seven days will be limited to no more than 10% of the Trust Portfolio's assets. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

     The Trust Portfolio may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security; however, the Trust Portfolio is required to treat any person whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security that such obligations represent.

                  Additional Investment Policies
                  ------------------------------

     The following investment policies supplement those set forth above.

     Floating and Variable Rate Obligations. The Trust Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days notice. The Trust Portfolio may also invest in master demand notes which are obligations that permit the Trust Portfolio to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Trust Portfolio, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. The Trust Portfolio also may invest in short-term obligations of insurance companies, sometimes referred to as funding agreements. These arrangements are direct obligations of insurance companies and are not traded. Where these types of obligations are not secured by letters of credit or other credit support arrangements, the Trust Portfolio's right to redeem is dependent on the ability of the borrower or insurance company to pay principal and interest on demand.

     Reverse Repurchase Agreements. While the Trust Portfolio has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Trust Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

     Illiquid Securities and Restricted Securities. The Trust Portfolio will not maintain more than 10% of its net assets in illiquid securities. Illiquid securities may include securities that are not readily marketable, securities subject to legal or contractual restrictions on resale (except as described below) and repurchase agreements not terminable within seven days. Restricted securities are securities subject to the contractual or legal restrictions on resale, such as those arising from an issuers reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). Restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Directors, including securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act, will not be treated as illiquid for purposes of the restriction on illiquid securities. As to illiquid securities, the Trust Portfolio is subject to a risk that, should the Trust Portfolio desire to sell them when a ready buyer is not available at a price the Trust Portfolio deems representative of their value, the value of the Trust Portfolio's net assets could be adversely affected.

     The Directors have delegated the function of making day-to-day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Directors.

     Following the purchase of a restricted security by the Trust
Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

     Senior Securities. The Trust Portfolio will not issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

                             General
                             -------

     While there are many kinds of short-term securities used by money market investors, the Trust Portfolio, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. The Trust Portfolio may make investments in certificates of deposit and banker's acceptances issued or guaranteed by, or time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Trust Portfolio makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and lack of uniform accounting standards. There can be no assurance that any of the Trust Portfolio's objectives will be achieved. The market value of the Trust Portfolio's investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.

     Net income to shareholders is aided both by the Trust Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Trust Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets.

     The Trust Portfolio's investment objectives may not be changed without the affirmative vote of a majority of the Trust Portfolio's outstanding shares as defined below. Except as otherwise provided, the Trust Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Directors without a shareholder vote. However, the Trust Portfolio will not change its investment policies without contemporaneous written notice to shareholders.

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                     INVESTMENT RESTRICTIONS

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     Unless otherwise specified to the contrary, the following
restrictions may not be changed without the affirmative vote of
(1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Trust Portfolio's assets will not constitute a violation of that restriction.

     The Trust Portfolio may not:

     1. purchase any security which has a maturity date of more than 397 days from the date of the Trust Portfolio's purchase;

     2. invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry provided that for purposes of this restriction (a) there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits and (b) all finance companies as a group and all utility companies as a group are each considered to be a separate industry;

     3. invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Trust Portfolio's total assets may be invested without regard to such 5% limitation;(1)

--------
(1) As a matter of operating policy, pursuant to Rule 2a-7, the Trust Portfolio will invest no more than 5% of its assets in the first tier(as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (3) would give the Trust Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future. Pursuant to Rule 2a-7, acquisition of a fully collateralized repurchase agreement is deemed to be the acquisition of the underlying securities.

     4. invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

     5. borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Trust Portfolio's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Trust Portfolio will not purchase any investments while borrowings in excess of 15% of total assets exist;

     6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust Portfolio except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 5% of the Trust Portfolio's assets;

     7. make loans, provided that the Trust Portfolio may purchase money market securities and enter into repurchase agreements;

     8. enter into repurchase agreements if, as a result thereof, more than 10% of the Trust Portfolio's assets would be subject to repurchase agreements not terminable within seven days and other illiquid investments; or

     9. (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, including futures contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, call, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Trust Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and directors of the Fund and of the Adviser who own individually more than 1/2% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

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                            MANAGEMENT

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Organization
------------

     The Trust Portfolio is a series of AllianceBernstein Institutional Reserves, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. The Adviser provides investment advice and, in general, conducts the management and investment program of the Fund, subject to the general supervision and control of the Board of Directors.

     Normally, shares of each series are entitled to one vote per share, and vote as a single series, on matters that affect each series in substantially the same manner. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law. Shareholders have available certain procedures for the removal of directors.

Board of Directors Information
------------------------------

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                  PORTFOLIOS
                              PRINCIPAL           IN FUND        OTHER
NAME, AGE AND ADDRESS         OCCUPATION(S)       COMPLEX        DIRECTOR-
OF DIRECTOR                   DURING PAST         OVERSEEN BY    SHIPS HELD
(Years of service)*           5 YEARS             DIRECTOR       BY DIRECTOR
----------------------------  -------             --------       -----------

DISINTERESTED DIRECTORS
-----------------------

Ruth Block,#+ 72,             Formerly                 94         None
P.O. Box 4623,                Executive Vice
Stamford, CT  06903 (11)      President and
                              Chief Insurance
                              Officer of The
                              Equitable Life
                              Assurance Society
                              of the United
                              States; Chairman
                              and Chief
                              Executive Officer
                              of Evlico; a
                              Director of Avon,
                              BP (oil and gas),
                              Ecolab,
                              Inc.(speciality
                              chemicals), Tandem
                              Financial Group
                              and Donaldson,
                              Lufkin & Jenrette
                              Securities
                              Corporation;
                              former Governor
                              at Large National
                              Association of
                              Securities Dealers,
                              Inc.

David H. Dievler,#+ 73,       Independent              98         None
P.O. Box 167                  consultant.
Spring Lake, NJ  07762 (11)   Until December
                              1994, Senior Vice
                              President of ACMC
                              responsible for
                              mutual fund
                              administration.
                              Prior to joining
                              ACMC in 1984, Chief
                              Financial Officer of
                              Eberstadt Asset
                              Management since
                              1968. Prior to that,
                              Senior Manager at
                              Price Waterhouse &
                              Co. Member of
                              American Institute
                              of Certified Public
                              Accountants since
                              1953.

John H. Dobkin,#+ 61,         Consultant.              95         None
P.O. Box 12                   Formerly President
Annandale, NY  12504 (11)     of Save Venice,
                              Inc. (preservation
                              organization) from
                              2001 - 2002; a
                              Senior Advisor from
                              June 1999 to June
                              2000 and President
                              from December 1989
                              to May 1999 of
                              Historic Hudson
                              Valley (historic
                              preservation).
                              Previously, Director
                              of the National
                              Academy of Design.
                              During 1988-92,
                              Director and
                              Chairman of the
                              Audit Committee of
                              ACMC.

William H. Foulk, Jr.,#+ 70,  Investment Adviser       110        None
2 Sound View Dr., Suite 100   and an independent
Greenwich, CT  06830 (13)     consultant. Formerly
                              Senior Manager of
                              Barrett Associates,
                              Inc., a registered
                              investment adviser,
                              with which he had
                              been associated
                              since prior to 1998.
                              Formerly Deputy
                              Comptroller of the
                              State of New York
                              and, prior thereto,
                              Chief Investment
                              Officer of the New
                              York Bank for
                              Savings.

Clifford L. Michel,#+ 64,     Senior Counsel of         94        Placer
15 St. Bernard's Road         the law firm of                     Dome, Inc.
Gladstone, NJ 07934 (11)      Cahill Gordon &
                              Reindel since
                              February 2001, and a
                              partner of that firm
                              for more than
                              twenty-five years
                              prior thereto.
                              President and Chief
                              Executive Officer of
                              Wenonah Development
                              Company
                              (investments).

Donald J. Robinson,#+ 69,     Senior Counsel of         93        None
98 Hell's Peak Road           the law firm of
Weston, VT 05161 (7)          Orrick, Herrington
                              & Sutcliffe LLP
                              since prior to 1998.
                              Formerly a senior
                              partner and a member
                              of the Executive
                              Committee of that
                              firm. Former member
                              of the Municipal
                              Securities
                              Rulemaking Board and
                              a Trustee of the
                              Museum of the City
                              of New York.

--------
*    There is no stated term of office for the Fund's Directors.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

     The Fund's Board of Directors has two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Directors. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

     In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

     The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Trust Portfolio, as well as senior management's attention to any portfolio management issues, were considered. The Trust Portfolio's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Directors also considered the expense limitation agreement for the Fund that sets an expense cap on overall Portfolio expenses and provides for waiver of fees by the Adviser or reimbursement if needed to meet such cap, the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent accountants in periodic meetings with the Fund's Audit Committee.

     In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Trust Portfolio to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Directors also considered the fees of the Trust Portfolio as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Directors considered information provided by the Adviser concerning the Adviser's profitability with respect to the Trust Portfolio, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Directors took into account not only the fees paid by the Trust Portfolio, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Trust Portfolio's advisory fees, the Directors also took into account the demands, complexity and quality of the investment management of the Trust Portfolio.

     The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

     No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the continuance of the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Trust Portfolio to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex by each Director are set forth below.

                                             AGGREGATE DOLLAR
                         DOLLAR RANGE        RANGE OF EQUITY
                         OF EQUITY           SECURITIES IN THE
                         SECURITIES IN       ALLIANCEBERNSTEIN
                         THE FUND AS OF      FUND COMPLEX AS OF
                         DECEMBER 31, 2002   DECEMBER 31, 2002
                         -----------------   -----------------

Ruth Block                    None              Over $100,000
David H. Dievler              None              Over $100,000
John H. Dobkin                None              Over $100,000
William H. Foulk, Jr.         None              Over $100,000
Clifford L. Michel            None              Over $100,000
Donald J. Robinson            None              Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

                           POSITION(S) HELD    PRINCIPAL OCCUPATION
NAME AND AGE*              WITH FUND           DURING PAST 5 YEARS
-------------              ---------           -------------------

Susan L. Matteson, 40      President           Senior Vice President
                                               of ACMC** and
                                               President of Cash
                                               Management Services
                                               with which she has
                                               been associated since
                                               prior to 1998

Drew A. Biegel, 52         Senior Vice         Vice President of
                           President           ACMC** with which he
                                               has been associated
                                               since prior to 1998.

Kathleen A. Corbet, 43     Senior Vice         Executive Vice
                           President           President of ACMC**
                                               with which she has
                                               been associated since
                                               prior to 1998.

John J. Kelley, 43         Senior Vice         Senior Vice President
                           President           of ACMC** with which
                                               he has been
                                               associated since
                                               prior to 1998.

William E. Oliver, 53      Senior Vice         Senior Vice President
                           President           of ACMC** with which
                                               he has been
                                               associated since
                                               prior to 1998.

Raymond J. Papera, 47      Senior Vice         Senior Vice President
                           President           of ACMC** with which
                                               he has been
                                               associated since
                                               prior to 1998.

John F. Chiodi, Jr., 37    Vice President      Vice President of
                                               ACMC** with which he
                                               has been associated
                                               since prior to 1998.

Maria R. Cona, 48          Vice President      Vice President of
                                               ACMC** with which she
                                               has been associated
                                               since prior to 1998.

Joseph C. Dona, 42         Vice President      Vice President of
                                               ACMC** with which he
                                               has been associated
                                               since prior to 1998.

Joseph R. LaSpina, 42      Vice President      Vice President of
                                               ACMC** with which he
                                               has been associated
                                               since prior to 1998.

Eileen M. Murphy, 32       Vice President      Vice President of
                                               ACMC** with which she
                                               has been associated
                                               since prior to 1998.

Maria C. Sazon, 37         Vice President      Vice President of
                                               ACMC** with which she
                                               has been associated
                                               since prior to 1998.

Edmund P. Bergan, Jr., 53  Secretary           Senior Vice President
                                               and the General
                                               Counsel of
                                               AllianceBernstein
                                               Investment Research
                                               and Management, Inc.
                                               ("ABIRM")** and
                                               AGIS** with which he
                                               has been associated
                                               since prior to 1998.

Mark D. Gersten, 52        Treasurer and       Senior Vice President
                           Chief Financial     of AGIS** with which
                           Officer             he has been
                                               associated since
                                               1998.

Thomas R. Manley, 52       Controller          Vice President of
                                               ACMC** with which he
                                               has been associated
                                               since prior to 1998.

--------
*    The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM and AGIS are affiliates of the Fund.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Trust Portfolio to each of the Directors during its fiscal year ended April 30, 2003, the aggregate compensation paid to each of the Directors during calendar year 2002 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                 Total Number
                                                 of Registered  Total Number
                                                 Investment     of Investment
                                                 Companies      Portfolios
                                                 within the     within the
                                                 Alliance-      Alliance-
                                  Total          Bernstein      Bernstein
                                  Compensation   Fund Complex,  Fund Complex,
                       Aggregate  from the       Including the  Including the
                       Compensa-  Alliance-      Fund, as to    Fund, as to
                       tion       Bernstein      which the      which the
                       from the   Fund Complex,  Director is a  Director is a
                       Trust      Including the  Director or    Director or
Name of Director       Portfolio  Fund           Trustee        Trustee
----------------       ---------  ----           -------        -------

Ruth Block                $549      $192,600          43             94
David H. Dievler          $548      $246,238          47             98
John H. Dobkin            $550      $217,888          45             95
William H. Foulk, Jr.     $550      $241,700          48            110
Clifford L. Michel        $549      $201,950          44             94
Donald J. Robinson        $550      $193,100          43             93

     As of August 13, 2003, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Trust Portfolio.

The Adviser
-----------

     Alliance Capital Management L.P. (the "Adviser" or "Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

     Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2003, totaling more than $426 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

     Alliance, a Delaware limited partnership, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly-owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

     At March 31, 2003, Alliance Holding owned approximately 76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

     Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

     Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Trust Portfolio of the Fund and pays all compensation of Directors of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Trust Portfolio pays the Adviser at an annual rate of .45 of 1% of the average daily value of its net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive its fees and bear certain expenses so that the Trust Portfolio's expenses do not exceed on an annual basis .50 of 1% of the Trust Portfolio's average daily net assets. The contractual agreement automatically extends each year unless the Adviser provides the Fund with at least 60 days' notice prior to the end of the fiscal year of its determination not to extend the agreement. For the fiscal year ended April 30, 2003, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($5,060,964) of average daily net assets and no reimbursement was made. For the fiscal year ended April 30, 2002, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($5,366,120) of average daily net assets and no reimbursement was made. For the fiscal year ended April 30, 2001, the Trust Portfolio paid the Adviser at an annual rate of .45 of 1% ($4,716,153) of average daily net assets and the Adviser reimbursed $104,638, all of which represented advisory fees.

     The Adviser may make payments from time to time from its own resources, which may include the management fees paid by the Trust Portfolio to compensate intermediaries, including Sanford
C. Bernstein & Co., LLC ("Bernstein") an affiliate of the Adviser, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of shares of the Trust Portfolio, including paying for the preparation, printing and distribution of prospectuses and other literature or other promotional activities. The Trust Portfolio also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registrations and filings with the Securities and Exchange Commission ("Commission") and with state regulatory authorities. The Trust Portfolio pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, administrative, accounting, and other office costs; fees and expenses of Directors who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Trust Portfolio by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser; if so done, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Directors.

     The Advisory Agreement remains in effect with respect to the Trust Portfolio from year to year, provided that such continuance is specifically approved at least annually by a vote of a majority of the Trust Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by the majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Act. Most recently, the continuance of the Advisory Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their special meeting held on October 9, 2002.

     The Advisory Agreement may be terminated with respect to the Trust Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of the Trust Portfolio; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

     Alliance may make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of Trust Portfolio shares. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Trust Portfolio on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing, shareholder and other support activities, such as client education meetings, relating to the Trust Portfolio.

-----------------------------------------------------------------

                PURCHASE AND REDEMPTION OF SHARES

-----------------------------------------------------------------

     The Trust Portfolio may refuse any order for the purchase of shares and reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. The Trust Portfolio is only available through financial intermediaries.

     In order to open your account, the Trust Portfolio or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Trust Portfolio or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

     Shareholders maintaining accounts in the Trust Portfolio through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Trust Portfolio itself so that the institutions may properly process such orders prior to their transmittal to AGIS. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Trust Portfolio until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution.

     An order for the purchase of shares will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by AGIS by 4:30 p.m. (Eastern time) and Federal funds or bank wire monies are received by 4:30 p.m. (Eastern time) on such day. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

     All shares purchased are confirmed monthly to each shareholder and are credited to his or her account at net asset value. To avoid unnecessary expense to the Trust Portfolio and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal, such as telephone, telegraph and check-writing procedures. The Trust Portfolio reserves the right to reject any purchase order.

     The Trust Portfolio reserves the right to close out an account that is below $500,000 after at least 60 days' written notice to the shareholder unless the balance in such account is increased to at least that amount during such period. For purposes of this calculation, the sum of a shareholder's balance in all of the Fund's Portfolios will be considered as one account.

     A "business day," during which purchases and redemptions of Trust Portfolio shares can become effective and the transmittal of redemption proceeds can occur, is considered for Trust Portfolio purposes as any weekday on which the Exchange is open for trading and which is not a bank holiday. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Trust Portfolio at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

-----------------------------------------------------------------

        DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

-----------------------------------------------------------------

     All net income of the Trust Portfolio is determined at 4:30 p.m. (Eastern time) and is paid immediately thereafter pro rata to shareholders of record of the Trust Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs. No interest will accrue on amounts represented by uncashed distribution checks.

     The Trust Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Trust Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Trust Portfolio are reflected in its net asset value and are not included in net income. Net asset value per share of the Trust Portfolio is expected to remain constant at $1.00 since all net income of the Trust Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.

     The valuation of the Trust Portfolio's securities is based upon its amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Trust Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

     The Trust Portfolio maintains procedures designed to maintain, to the extent reasonably possible, the price per share of the Trust Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Trust Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Trust Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

     The net asset value of the shares of the Trust Portfolio is determined each business day (and on such other days as the Directors deem necessary) at 4:30 p.m. (Eastern time). The net asset value per share of the Trust Portfolio is calculated by taking the sum of the value of the Trust Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of the Trust Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

-----------------------------------------------------------------

                              TAXES

-----------------------------------------------------------------

     The Trust Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Trust Portfolio distributes all of its investment company taxable income and net capital gains, the Trust Portfolio should thereby avoid all Federal income and excise taxes.

     Distributions out of interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Trust Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by the Trust Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short and long-term capital gains, if any, are normally made once each year shortly before the close of the Trust Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Trust Portfolio's net asset value at $1.00 per share.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Portfolio Transactions
----------------------

     Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Trust Portfolio. Because the Trust Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Trust Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

     The Trust Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Trust Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Trust Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information.

Capitalization
--------------

     All shares of the Trust Portfolio participate equally in dividends and distributions from the Trust Portfolio, including any distributions in the event of a liquidation. Each share of the Trust Portfolio is entitled to one vote for all purposes. Shares of all classes vote for the election of Directors and on any other matter that affects all Portfolios of the Fund in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement, shares of each Portfolio vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Trust Portfolio. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Procedures for calling a shareholders' meeting for the removal of Directors of the Fund are available to shareholders of each Portfolio. All shares of the Trust Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a class may not be modified except by the vote of a majority of the outstanding shares of such class.

     The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another class would be governed by the Act and Maryland law.

     As of the close of business on August 13, 2003, there were 1,236,930,321 shares of the Trust Portfolio outstanding. Set forth and discussed below is certain information as to all persons who owned of record or beneficially 5% or more of the outstanding shares of the Trust Portfolio at August 13, 2003.

                                       No. of            % of
Name and Address                       Shares            Class
----------------                       ------            -----

Pershing as Agent                      832,314,309       67.30%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Mesirow Financial                      95,471,964        7.72%
As Agent Omnibus A/C For Exclusive
Benefit of Customers
350 N. Clark Street
Chicago, IL  60610-4712

     Custodian. The Bank of New York, One Wall Street, New York,
New York 10286, serves as the Fund's custodian for the assets of the Fund but plays no part in deciding the purchase and sale of portfolio securities.

     Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Trust Portfolio and the Adviser.

     Auditors PricewaterhouseCoopers LLP, 1177 Avenue of the
Americas, New York, New York 10036, serves as independent auditors for the Trust Portfolio.

     Yield Quotations and Performance Information. Advertisements containing yield quotations for the Trust Portfolio may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Trust Portfolio's performance to bank money market deposit accounts, certificates of deposit or various indices. Yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act.

     Yield quotations for the Trust Portfolio are determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of the Trust Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. The Trust Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula: effective yield = [(base period return + 1) 365/7] - 1.

-----------------------------------------------------------------

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS

-----------------------------------------------------------------

     The Fund's financial statements and the report of PricewaterhouseCoopers LLP are incorporated herein by reference to the Fund's annual report. The Fund's annual report, dated April 30, 2003, was filed on July 3, 2003 with the Commission on Form N-CSR. The Fund's annual report is available without charge upon request by calling AGIS at (800) 221-5672. The Fund's financial statements include the financial statements of each of the Fund's portfolios.

-----------------------------------------------------------------

                            APPENDIX A
                COMMERCIAL PAPER AND BOND RATINGS

-----------------------------------------------------------------

Municipal and Corporate Bonds
-----------------------------

     The two higher ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa an Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's has stated that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

     The two highest ratings of Standard & Poor's for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within a rating category.

Short-Term Municipal Securities
-------------------------------

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of superior credit quality, enjoying excellent protection from established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection that are ample, although not as large as in the MIG-1/VMIG-1 group.

     Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's has stated that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 that are determined to have very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper
-----------------------------------------------

     Prime-1 is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+ and A-1 are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated A by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

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